UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025

APTEVO THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37746	81-1567056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue Suite 1050
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 24, 2025, Aptevo Therapeutics Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. Stockholders considered eight proposals outlined below, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 3, 2025 (the “Proxy Statement”). The final voting results with respect to each of the proposals acted upon at the 2025 Annual Meeting are set forth below.

Proposal 1: Election of Directors

The following two nominees, each of whom were named in the Proxy Statement, were elected to serve on the Board of Directors to hold office until the 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, based on the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Marvin L. White	443,945	33,182	1,518,631
John E Niederhuber, M.D	444,661	32,466	1,518,631

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2025

The appointment of Baker Tilly US, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
1,881,305	32,267	82,186

Proposal 3: Approval of the Company's Amended and Restated Certificate of Incorporation

An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company common stock at a ratio in the range of 1-for-6 to 1-for-20, with such ratio to be determined in the discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, was approved based on the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,800,748	186,323	8,684	0

Proposal 4: Approval of the stock issuance under the Standby Equity Purchase Agreement (“SEPA”) with YA II PN, Ltd. (“Yorkville”)

The issuance of more than 19.99% of the Company's issued and outstanding common stock as of June 16, 2025 pursuant to the SEPA with Yorkville, pursuant to Nasdaq Listing Rules 5635(d) and 5635(b) was approved based on the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
428,731	44,523	3,873	1,518,631

Proposal 5: Approval of the Company's Second Amended and Restated 2018 Stock Incentive Plan

The Aptevo Therapeutics Inc. Third Amended and Restated 2018 Stock Incentive Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
433,274	31,428	12,425	1,518,631

Proposal 6: Approval, on a non-binding advisory basis, the compensation of the Company’s named executive officer compensation as disclosed in the Proxy Statement.

The non-binding advisory proposal was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
417,118	45,598	14,411	1,518,631

Proposal 7: Approval of the stock issuance and warrant proposal

The issuance of more than 19.99% of the Company's outstanding Common Stock, issuable upon the exercise of Common Warrants issued pursuant to that certain Securities Purchase Agreement, dated as of June 18, 2024, was approved based on the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
432,147	37,374	7,606	1,518,631

Proposal 8: Authorization to adjourn the Special Meeting

The authorization to adjourn the Special Meeting to a later date, if necessary or appropriate, was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,784,375	203,228	8,155	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date:	July 24, 2025	By:	/s/ Marvin L. White
Marvin L. White President and Chief Executive Officer